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                            DLJdirect MUTUAL FUNDS

    Supplement dated December 17, 1999 to Statement of Additional Information
                             dated February 23, 1999

               As of December 17, 1999, the following shall be inserted at the end of the section entitled "Purchases, Redemptions and Exchanges-Purchases":

               In addition to the methods of purchasing Fund shares that are stated in the Prospectus, you may also purchase Fund shares through a brokerage account with Donaldson, Lufkin & Jenrette Securities Corp. or any of its affiliated broker-dealers and representatives. For more information on the DLJdirect Mutual Funds, please call 1-800-825-5723.